Exhibit 99(1)

Hess Reports Estimated Results for the Third Quarter of 2008

Third Quarter Highlights:

  Net Income was $775 million compared with $395 million in third quarter 2007
  Cash flows from operations were $1.2 billion compared with $863 million in third quarter 2007
  Oil and gas production was 361,000 barrels per day, up from 357,000 in third quarter 2007
  Debt to capitalization ratio decreased to 24.3 percent at September 30, 2008, from 28.9 percent at December 31, 2007

NEW YORK--(BUSINESS WIRE)--October 29, 2008--Hess Corporation (NYSE: HES) reported net income of $775 million for the third quarter of 2008 compared with net income of $395 million for the third quarter of 2007. The after-tax results by major operating activity were as follows:

	Three Months Ended		Nine Months Ended
	September 30, (unaudited)		September 30, (unaudited)
	2008	2007	2008	2007
	(In millions, except per share amounts)
Exploration and Production	$699	$414	$2,548	$1,259
Marketing and Refining	161	46	125	269
Corporate	(42)	(28)	(114)	(91)
Interest expense	(43)	(37)	(125)	(115)

Net income	$775	$395	$2,434	$1,322

Net income per share (diluted)	$2.37	$1.23	$7.47	$4.15

Weighted average number of shares (diluted)	327.4	319.9	325.7	318.6

Note: See the following page for a table of items affecting the comparability of earnings between periods.

Exploration and Production earnings were $699 million in the third quarter of 2008 compared with $414 million in the third quarter of 2007. The Corporation’s oil and gas production, on a barrel-of-oil equivalent basis, increased to 361,000 barrels per day in the third quarter of 2008 from 357,000 barrels per day in the third quarter of the prior year. In the third quarter of 2008, the Corporation’s average worldwide crude oil selling price, including the effect of hedging, improved to $93.36 per barrel from $65.26 per barrel in the third quarter of 2007. The Corporation’s average worldwide natural gas selling price, including the effect of hedging, was $7.60 per Mcf in the third quarter of 2008 compared with $5.38 per Mcf in the third quarter of the prior year.

Marketing and Refining earnings were $161 million in the third quarter of 2008 compared with $46 million in the third quarter of 2007, primarily reflecting higher margins. Refining earnings increased to $46 million in the third quarter of 2008 compared with $25 million in the third quarter of the prior year. Marketing earnings were $110 million in the third quarter of 2008 up from $21 million in the third quarter of 2007. Trading operations generated income of $5 million in the third quarter of 2008 compared with breakeven results in the same quarter of 2007.

The following table reflects the total after-tax impact of items affecting comparability of earnings between periods (in millions):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
Exploration and Production	$-	$(33)	$-	$(18)
Marketing and Refining	-	-	-	-
Corporate	-	-	-	-
	$-	$(33)	$-	$(18)

Net cash provided by operating activities was $1,205 million in the third quarter of 2008 compared with $863 million in the third quarter of 2007. Capital and exploratory expenditures for the third quarter of 2008 amounted to $1,368 million, of which $1,338 million related to Exploration and Production operations. Capital and exploratory expenditures for the third quarter of 2007 amounted to $838 million, of which $800 million related to Exploration and Production operations.

At September 30, 2008, cash and cash equivalents totaled $1,380 million compared with $607 million at December 31, 2007. Total debt was $3,932 million at September 30, 2008 and $3,980 million at December 31, 2007. The Corporation’s debt to capitalization ratio at September 30, 2008 was 24.3 percent compared with 28.9 percent at the end of 2007.

Hess Corporation will review third quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a leading global independent energy company engaged in the exploration for and production of crude oil and natural gas, as well as in refining and marketing refined petroleum products, natural gas and electricity. More information on Hess Corporation is available at www.hess.com.

Forward Looking Statements
Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2008	2007	2008
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$11,398	$7,451	$11,717
Equity in income (loss) of HOVENSA L.L.C.	52	19	(19)
Other, net	(62)	34	37

Total revenues and non-operating income	11,388	7,504	11,735

Costs and Expenses
Cost of products sold (excluding items shown separately below)	8,165	5,322	8,354
Production expenses	503	394	494
Marketing expenses	266	238	267
Exploration expenses, including dry holes and lease impairment	157	131	158
Other operating expenses	62	45	47
General and administrative expenses	170	133	156
Interest expense	68	59	65
Depreciation, depletion and amortization	497	365	482

Total costs and expenses	9,888	6,687	10,023

Income before income taxes	1,500	817	1,712
Provision for income taxes	725	422	812

Net income	$775	$395	$900

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(10)	$1	$1
Capitalized interest	2	18	1

Cash Flow Information
Net cash provided by operating activities (*)	$1,205	$863	$1,691

Capital and Exploratory Expenditures
Exploration and Production
United States	$509	$270	$721
International	829	530	484

Total Exploration and Production	1,338	800	1,205
Marketing, Refining and Corporate	30	38	35

Total Capital and Exploratory Expenditures	$1,368	$838	$1,240

Exploration expenses charged to income included above
United States	$56	$67	$44
International	35	36	40

	$91	$103	$84

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Nine Months
	2008	2007
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$33,782	$22,191
Equity in income of HOVENSA L.L.C.	23	156
Gain on asset sales	-	21
Other, net	38	56

Total revenues and non-operating income	33,843	22,424

Costs and Expenses
Cost of products sold (excluding items shown separately below)	24,237	15,922
Production expenses	1,421	1,118
Marketing expenses	766	701
Exploration expenses, including dry holes and lease impairment	467	314
Other operating expenses	154	115
General and administrative expenses	478	406
Interest expense	200	185
Depreciation, depletion and amortization	1,431	1,046

Total costs and expenses	29,154	19,807

Income before income taxes	4,689	2,617
Provision for income taxes	2,255	1,295

Net income	$2,434	$1,322

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$2	$(10)
Capitalized interest	4	49

Cash Flow Information
Net cash provided by operating activities (*)	$4,072	$2,701

Capital and Exploratory Expenditures
Exploration and Production
United States	$1,645	$1,312
International	1,836	1,606

Total Exploration and Production	3,481	2,918
Marketing, Refining and Corporate	97	94

Total Capital and Exploratory Expenditures	$3,578	$3,012

Exploration expenses charged to income included above
United States	$162	$149
International	134	90

	$296	$239

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	September 30,	December 31,
	2008	2007
Balance Sheet Information

Cash and cash equivalents	$1,380	$607
Other current assets	6,786	6,319
Investments	1,108	1,117
Property, plant and equipment – net	16,656	14,634
Other long-term assets	3,648	3,454
Total assets	$29,578	$26,131

Current maturities of long-term debt	$39	$62
Other current liabilities	8,721	7,962
Long-term debt	3,893	3,918
Other long-term liabilities	4,694	4,415
Stockholders' equity excluding other comprehensive income (loss)	14,149	11,615
Accumulated other comprehensive income (loss)	(1,918)	(1,841)
Total liabilities and stockholders' equity	$29,578	$26,131

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Third Quarter 2008
	United
	States	International	Total
Sales and other operating revenues	$460	$2,201	$2,661
Non-operating income (expenses)	(1)	(70)	(71)

Total revenues and non-operating income	459	2,131	2,590

Costs and expenses
Production expenses, including related taxes	96	407	503
Exploration expenses, including dry holes and lease impairment	82	75	157
General, administrative and other expenses	41	43	84
Depreciation, depletion and amortization	59	420	479

Total costs and expenses	278	945	1,223

Results of operations before income taxes	181	1,186	1,367
Provision for income taxes	71	597	668

Results of operations	$110	$589	$699

	Third Quarter 2007
	United
	States	International	Total
Sales and other operating revenues	$296	$1,451	$1,747
Non-operating income (expenses)	1	29	30

Total revenues and non-operating income	297	1,480	1,777

Costs and expenses
Production expenses, including related taxes	80	314	394
Exploration expenses, including dry holes and lease impairment	79	52	131
General, administrative and other expenses	27	37	64
Depreciation, depletion and amortization	48	297	345

Total costs and expenses	234	700	934

Results of operations before income taxes	63	780	843
Provision for income taxes	25	404	429

Results of operations	$38	$376	$414

	Second Quarter 2008
	United
	States	International	Total
Sales and other operating revenues	$545	$2,530	$3,075
Non-operating income (expenses)	-	22	22

Total revenues and non-operating income	545	2,552	3,097

Costs and expenses
Production expenses, including related taxes	101	393	494
Exploration expenses, including dry holes and lease impairment	62	96	158
General, administrative and other expenses	36	37	73
Depreciation, depletion and amortization	61	401	462

Total costs and expenses	260	927	1,187

Results of operations before income taxes	285	1,625	1,910
Provision for income taxes	108	777	885

Results of operations	$177	$848	$1,025

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Nine Months 2008
	United
	States	International	Total
Sales and other operating revenues	$1,453	$6,890	$8,343
Non-operating income (expenses)	9	(11)	(2)

Total revenues and non-operating income	1,462	6,879	8,341

Costs and expenses
Production expenses, including related taxes	267	1,154	1,421
Exploration expenses, including dry holes and lease impairment	227	240	467
General, administrative and other expenses	109	111	220
Depreciation, depletion and amortization	175	1,200	1,375

Total costs and expenses	778	2,705	3,483

Results of operations before income taxes	684	4,174	4,858
Provision for income taxes	263	2,047	2,310

Results of operations	$421	$2,127	$2,548

	Nine Months 2007
	United
	States	International	Total
Sales and other operating revenues	$810	$4,250	$5,060
Non-operating income (expenses)	9	43	52

Total revenues and non-operating income	819	4,293	5,112

Costs and expenses
Production expenses, including related taxes	209	909	1,118
Exploration expenses, including dry holes and lease impairment	180	134	314
General, administrative and other expenses	94	89	183
Depreciation, depletion and amortization	129	862	991

Total costs and expenses	612	1,994	2,606

Results of operations before income taxes	207	2,299	2,506
Provision for income taxes	81	1,166	1,247

Results of operations	$126	$1,133	$1,259

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2008	2007	2008
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	31	31	36
Europe	80	83	83
Africa	121	123	128
Asia and other	12	20	12
Total	244	257	259

Natural gas liquids - barrels
United States	9	11	11
Europe	4	3	4
Total	13	14	15

Natural gas - mcf
United States	76	87	83
Europe	216	188	267
Asia and other	333	241	364
Total	625	516	714
Barrels of oil equivalent	361	357	393

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$116.14	$73.20	$120.23
Europe	83.23	62.06	104.98
Africa	91.72	64.38	97.32
Asia and other	105.58	70.69	120.59
Worldwide	93.36	65.26	104.29

Crude oil - per barrel (excluding hedging)
United States	$116.14	$73.20	$120.23
Europe	83.23	62.06	104.98
Africa	108.49	73.49	117.49
Asia and other	105.58	70.69	120.59
Worldwide	102.80	69.85	113.79

Natural gas liquids - per barrel
United States	$77.50	$51.27	$76.60
Europe	81.84	48.44	92.67
Worldwide	78.50	50.58	81.52

Natural gas - per mcf (including hedging)
United States	$8.57	$5.80	$11.00
Europe	10.12	6.09	10.33
Asia and other	5.77	4.69	5.23
Worldwide	7.60	5.38	7.81

Natural gas - per mcf (excluding hedging)
United States	$8.57	$5.80	$11.00
Europe	10.84	6.09	10.84
Asia and other	5.77	4.69	5.23
Worldwide	7.85	5.38	8.01

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Nine Months
	2008	2007
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	34	31
Europe	82	96
Africa	123	112
Asia and other	14	20
Total	253	259

Natural gas liquids - barrels
United States	10	10
Europe	4	5
Total	14	15

Natural gas - mcf
United States	84	87
Europe	260	249
Asia and other	346	254
Total	690	590
Barrels of oil equivalent	382	372

Average Selling Price
Crude oil - per barrel (including hedging)
United States	$109.39	$62.88
Europe	90.69	56.95
Africa	89.66	57.72
Asia and other	106.09	66.59
Worldwide	93.62	58.82

Crude oil - per barrel (excluding hedging)
United States	$109.39	$62.88
Europe	90.69	56.95
Africa	106.91	66.47
Asia and other	106.09	66.59
Worldwide	102.03	62.66

Natural gas liquids - per barrel
United States	$72.79	$47.43
Europe	84.77	51.55
Worldwide	75.96	48.83

Natural gas - per mcf (including hedging)
United States	$9.35	$6.75
Europe	9.75	5.03
Asia and other	5.33	4.55
Worldwide	7.48	5.08

Natural gas - per mcf (excluding hedging)
United States	$9.35	$6.75
Europe	10.16	5.03
Asia and other	5.33	4.55
Worldwide	7.64	5.08

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION SUPPLEMENTAL HEDGING INFORMATION (UNAUDITED)
The following is a summary of the Corporation’s outstanding Brent crude oil hedges at September 30, 2008:

	Average Selling Price	Thousands of Barrels per Day
Maturities
2008	$ 25.56	24
2009	25.54	24
2010	25.78	24
2011	26.37	24
2012	26.90	24

The after-tax losses from crude oil and natural gas hedges were $138 million in the third quarter of 2008 and $60 million in the third quarter of 2007. The after-tax losses from crude oil and natural gas hedges were $377 million for the nine months of 2008 compared with $155 million for the nine months of 2007. At September 30, 2008, the after-tax deferred losses related to crude oil and natural gas hedges that were included in accumulated other comprehensive income amounted to $1.7 billion.

In October 2008, the Corporation closed its Brent crude oil hedge positions by entering into offsetting contracts covering 24,000 barrels per day from 2009 through 2012 at a per barrel price of $86.95 each year. The fourth quarter 2008 hedges were not affected by these transactions and are still open. The deferred after-tax loss as of the date the positions were closed will be recorded in earnings as the contracts mature.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Third	Third	Second
		Quarter	Quarter	Quarter
		2008	2007	2008
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$262	$75	$(85)
Provision (benefit) for income taxes		101	29	(33)
Marketing and Refining Earnings (Loss)		$161	$46	$(52)

Summary of Marketing and Refining Results
Refining		$46	$25	$3
Marketing		110	21	(40)
Trading		5	-	(15)
Total Marketing and Refining Earnings (Loss)		$161	$46	$(52)

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		249	216	236
Distillates		122	134	129
Residuals		46	45	49
Other		43	42	40
Total		460	437	454

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		457	459	471
HOVENSA - Hess 50% share		228	230	235
Port Reading		65	61	64

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	91.3%	91.9%	94.2%
FCC	150	72.8%	82.4%	73.1%
Coker	58	105.4%	92.6%	99.5%
Port Reading	70(c)	92.4%	93.8%	91.3%

Retail Marketing
Number of retail stations (a)		1,357	1,362	1,363
Convenience store revenue (in millions of dollars) (b)		$279	$279	$275
Average gasoline volume per station (gallons per month) (b)		215	232	218

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.
(c) Refinery utilization in 2007 is based on capacity of 65 thousand barrels per day.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Nine Months
		2008	2007
Financial Information (in millions of dollars)

Marketing and Refining Results
Income before income taxes		$198	$430
Provision for income taxes		73	161
Marketing and Refining Earnings (Loss)		$125	$269

Summary of Marketing and Refining Results
Refining		$46	$166
Marketing		102	64
Trading		(23)	39
Total Marketing and Refining Earnings (Loss)		$125	$269

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		236	212
Distillates		140	142
Residuals		54	63
Other		40	30
Total		470	447

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		458	442
HOVENSA - Hess 50% share		229	221
Port Reading		63	60

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	91.5%	88.4%
FCC	150	73.4%	87.8%
Coker	58	98.8%	78.1%
Port Reading	70(c)	90.3%	92.2%

Retail Marketing
Number of retail stations (a)		1,357	1,362
Convenience store revenue (in millions of dollars) (b)		$793	$796
Average gasoline volume per station (gallons per month) (b)		210	217

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.
(c) Refinery utilization in 2007 is based on capacity of 65 thousand barrels per day.

CONTACT:
Hess Corporation
Investor:
Jay Wilson, 212-536-8940
or
Media:
Jon Pepper, 212-536-8550